ALERUS FINANCIAL CORPORATION TO ACQUIRE HMN FINANCIAL, INC. MAY 2024 NASDAQ: ALRS Exhibit 99.2

DISCLAIMERS Special Note Concerning Forward-Looking Statements This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation (“Alerus” or “ALRS”) and HMN Financial, Inc. (“HMNF”) and certain plans, expectations, goals, projections and benefits relating to the merger of HMNF with and into Alerus (the “Merger”), all of which are subject to numerous assumptions, risks and uncertainties. These statements are often, but not always, identified by words such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” “target” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements Alerus makes regarding the ability of Alerus and HMNF to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger, statements about the expected timing for completing the Merger, the potential effects of the proposed Merger on both Alerus and HMNF, and the possibility of any termination of the Merger Agreement, and any potential downward adjustmentin the exchange ratio. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Alerus and HMNF with the SEC, risks and uncertainties for Alerus, HMNF and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of HMNF’s operations with those of Alerus will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of the Alerus’ or HMNF’s stockholders to adopt the Merger Agreement, or the failure of Alerus’ stockholders to approve the issuance of Alerus’ common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on Alerus’, HMNF’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the amount of HMNF’s stockholders’ equity as of the closing date of the Merger and any potential downward adjustment in the exchange ratio; (13) the dilution caused by Alerus’ issuance of additional shares of Alerus’ common stock in connection with the Merger; and (14) changes in the global economy and financial market conditions and the business, results of operations and financial condition of Alerus, HMNF and the combined company. Please refer to each of Alerus’ and HMNF’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as both parties’ other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. Neither Alerus nor HMNF undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Additional Information and Where to Find It Alerus will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of Alerus and HMNF that also constitutes a prospectus of Alerus, which will be sent to the stockholders of Alerus and HMNF. Before making any voting decision, the stockholders of Alerus and HMNF are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Alerus, HMNF and the proposed transaction. When filed, this document and other documents relating to the Merger filed by Alerus can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Alerus’ website at www.alerus.com under the link “Investors Relations” and then under “SEC Filings” and HMNF’s website at www.justcallhome.com/HMNFinancial under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Alerus upon written request to Alerus Financial Corporation, Corporate Secretary, 401 Demers Avenue, Grand Forks, North Dakota 58201 or by calling (701) 795-3200, or to HMNF, Corporate Secretary, 1016 Civic Center Drive NW, Rochester, Minnesota 55901 or by calling (507) 535-1200. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus. Participants in the Solicitation This report does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Alerus, HMNF, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Alerus and HMNF in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of Alerus and HMNF will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “AdditionalInformation and Where to Find It.” Security holders may obtain information regarding the names, affiliations and interests of Alerus’ directors and executive officers in the definitive proxy statement of Alerus relating to its 2024 Annual Meeting of Stockholders filed with the SEC on March 25, 2024 and on Alerus’ Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 8, 2024. Security holders may also obtain information regarding the names, affiliations and interests of HMNF’s directors and executive officers in the definitive proxy statement of HMNF relating to its 2024 Annual Meeting of Stockholders filed with the SEC on March 21, 2024 and HMNF’s Annual Report on Form 10-K/A for the year ended December 31, 2023 filed with the SEC on March 19, 2024. To the extent the holdings of Alerus’ securities by Alerus’ directors and executive officers or the holdings of HMNF securities by HMNF’s directors and executive officers have changed since the amounts set forth in Alerus’ or HMNF’s respective proxy statement for its 2024 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “AdditionalInformation and Where to Find It.” 2

# STRATEGIC HIGHLIGHTS

## Natural Expansion of the Alerus Franchise

**STRATEGIC EXPANSION**

- Franchise-enhancing strategic expansion into the vibrant Rochester, Minnesota, MSA
- Creation of premier $5B diversified financial institution
- Continues focus on company-wide core deposit initiatives while providing expansion opportunities through new quality markets
- Top 3 pro forma deposit market share in Minnesota among community banks[1]
- Complementary mission and values with a strong corporate and credit culture

**FINANCIALLY ATTRACTIVE**

- Benefits of additional scale enhances ability to create operating leverage
  - Pro forma total assets of $5.5B, gross loans of $3.7B and deposits of $4.3B
  - Enhances projected 2025 efficiency by 615bps+
- Approximately 45%+ earnings accretion in ’25 with a pro forma ROAA of ~1.15%+
- TBVPS earnback of 2.2 years (crossover, inclusive of rate marks)
- Strong pro forma capital ratios; creation of capacity for continued growth
- 25%+ internal rate of return
- Proven ability to create revenue synergies across Alerus’ diverse business lines (not modeled)

**LOW RISK**

- High-quality, granular and long tenured loans and core deposit base
- Excellent credit discipline and asset quality
- Seamless integration of straight-forward business lines
- Leverages management’s transaction and integration expertise
- Extensive operational and credit due diligence

Source: S&P Capital IQ Pro

(1) Pro forma deposit market share data as of June 30, 2023; community bank defined as banks with less than $10B in total assets

3 |

OVERVIEW OF HMN FINANCIAL, INC. 4 | Source: S&P Capital IQ Pro Note: Consolidated financial data as of March 31, 2024 ▪ Headquartered in Rochester, MN ▪ Nasdaq: HMNF ▪ Holding company for Home Federal Savings Bank ▪ 14 branches HMN FINANCIAL, INC. COMPANY HIGHLIGHTS BALANCE SHEET | AS OF 3/31/2024 COMPLIMENTARY BUSINESS MODEL Alerus* HMNF** PRO FORMA BRANCH MAP BUSINESS BANKING INVESTMENT SERVICES COMMERCIAL REAL ESTATE PRIVATE BANKING $1.2B Total assets $872MM Gross loans $1.0B Total deposits 9.4% TCE ratio * Map does not include all Alerus branches ** Map does not include Waukesha, WI & Marshalltown, IA branches SMALL BUSINESS BANKING

# FURTHER STRENGTHENS MINNESOTA FRANCHISE

## ENTRANCE INTO ATTRACTIVE ROCHESTER MSA

### BUILDING UPON A PREMIER MIDWEST FRANCHISE

- HMNF provides entrance into the growing Rochester, MN, MSA, with $592MM deposits (2nd in community bank deposit market share)[1]
- Bolstering the Minnesota franchise with $874MM of in-state deposits and placing Alerus at 12th in the state's deposit market share and top 3 among community banks[1]



ROCHESTER, MN

## ENHANCES DEPOSIT MARKET SHARE[1]

### MINNESOTA (STATE)



$2.25B
$2.28B
$2.29B
Pro Forma
$2.84B
$3.61B
CHOICE

### ROCHESTER, MN (MSA)



$0.23B
$0.26B
$0.28B
$0.59B
Pro Forma
$1.49B
Foresight BANK
think BANK

## MARKET OVERVIEW | ROCHESTER, MN

- With a population of 230,000+ across the MSA, Rochester is a flourishing market and home of the Mayo Clinic
- In 2023, the Mayo Clinic announced a 6-year, $5B transformation of their Rochester headquarters which will total approximately 2.4 million square feet
- The major expansion, as well as the expected development from related institutions and industries, serves as a key catalyst for the market's growth for both the near and long-term future

Source: S&P Capital IQ Pro; Mayo Clinic

(1) Pro forma community bank deposit market share ranking as of June 30, 2023; community bank defined as banks with less than $10B in total assets

5 |

0.76% 1.07% 1.44% 1.72% 1.89% 1.17% 1.52% 1.81% 2.07% 2.22% 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 GRANULAR CORE DEPOSITS Non-interest Bearing 22.6% IB, MMDA & Savings 52.7% Retail CDs 16.5% Jumbo CDs 8.3% 6 | Source: S&P Capital IQ Pro; HMNF Company files Note: Bank-level deposit data as of March 31, 2024; percentages may not add up to 100% due to rounding (1) HMNF peers include banks headquartered in the Midwest with between $1.0 billion and $5.0 billion in total assets; peer data shown at the median (2) Core deposits exclude CDs >$100,000 ▪ The strength of the HMNF deposit franchise stems from long-tenured clients and its granular portfolio HMNF DEPOSIT PORTFOLIO HIGHLIGHTS $1.1B ~$27,000 Avg. account balance 9 Accounts with balances >$5MM 52% % of deposits held in accounts <$250k 37,500+ | ~24,000 Accounts | Clients 83% Loan / deposit ratio 92% Core deposits(2) / total deposits $964MM Core deposits(2) DEPOSIT PORTFOLIO 3/31/2024 GRANULAR CORE DEPOSITS COST OF DEPOSITS | LAST 5 QUARTERS HMNF Peers(1) 22.6% Non-interest bearing deposits 27.5% Uninsured deposits

HIGH QUALITY LOAN PORTFOLIO 7 | Source: S&P Capital IQ Pro; HMNF Company files Note: Consolidated asset quality data as of March 31, 2024; bank-level loan data as of March 31, 2024; percentages may not add up to 100% due to rounding 0.41% 0.46% 0.20% 0.34% 0.24% 0.09% -0.11% 0.01% 0.04% 0.01% 2020Y 2021Y 2022Y 2023Y 2024Q1 1-4 Family 31.7% CRE & Multi-family 47.2% C&D 9.3% Home Equity 1.5% C&I 5.0% Consumer & Other 5.4% Yield on Loans | 4.96% LOAN PORTFOLIO 3/31/2024 HMNF LOAN PORTFOLIO HIGHLIGHTS $872MM Gross loans LOAN PORTFOLIO HIGHLIGHTS $119K Average loan balance 7,000+ | 6,000+ Loans | Clients $144K Average balance by client $872MM NPAs / Total Assets NCOs / Avg. Loans ASSET QUALITY | MRQ & LAST 4 YEARS ▪ Superior asset quality stems from HMNF granular loans made to high-quality clients in stable markets

LEVERAGING THE HMNF FRANCHISE 8 | Source: S&P Capital IQ Pro; Rochester Area Economic Development, Inc. (1) Weighted average median household income by MSA, based on June 30, 2023 deposits 1.72% 1.42% Rochester, MN USA POPULATION GROWTH ’20 – ’24 3.20% 2.40% Rochester, MN USA PROJ. POPULATION GROWTH ’24 – ’29 $88,970 $75,874 Rochester, MN USA MEDIAN HOUSEHOLD INCOME 2024 ▪ High quality, stable client base ▪ Ability to leverage Alerus’ diverse platform: ▪ Existing HMNF client base ▪ Additional opportunities for growth given strong market demographics GROWING A STRONG FOUNDATION HMNF MEDIAN HOUSEHOLD INCOME(1) $83,315 $75,874 HMNF USA MARKET DEMOGRAPHICS | ROCHESTER, MN (MSA) ROCHESTER, MN TOP EMPLOYERS 230K+ 2024 Population

MRQ Cost of Deposits 2.47% 1.89% Core Deposits(1) 90% 92% Loan Portfolio LTM Fee Income % 54.2% 21.3% NPAs / Total Assets 0.17% 0.24% LTM NCOs / Avg. Loans -0.04% 0.04% ESOP Ownership 5.8% 10.8% CULTURALLY ALIGNED, COMPLEMENTARY STRENGTHS 9 | Source: S&P Capital IQ Pro Note: Financial data as of March 31, 2024; loan and deposit data shown at the bank-level (1) Core deposits exclude CDs >$100,000 (2) Commercial real estate loans as defined in the regulatory agencies guidance as a percent of total risk-based capital (excludes purchase accounting adjustments) BUSINESS MIX EXCELLENT ASSET QUALITY HIGH QUALITY DEPOSIT BASE ESOP OWNED COMPANIES 26.7% 44.7% 20.1% 8.5% 31.7% 56.4% 5.0% 6.9% Pro Forma CRE Concentration(2) 1-4 FAMILY CRE, C&D & MULTI-FAM C&I CONSUMER & OTHER 261%

83.3% 85.3% 89.1% 41.7% 24.5% 19.4% 12.6% 12.3% 10.4% ENHANCED PROFITABILITY & CAPITAL GENERATION 10 | Source: S&P Capital IQ Pro (1) Peers include Midwest major exchange traded banks with between $1B - $10B in total assets as of most recently reported period TOP QUARTILE MEDIAN Pro Forma Pro Forma Pro Forma ROAE (2025E) FEE INCOME (2025E) LOANS / DEPOSITS (MRQ) COMPARISON WITH $1B - $10B PEERS(1)

TRANSACTION OVERVIEW 11 | (1) Based on ALRS closing price of [$20.54] on May [13], 2024 (2) Based on fully-phased estimated 2025 cost savings ▪ [$115.5] million total transaction value ▪ [$25.68] deal value per share ▪ 100% stock consideration ▪ Fixed exchange ratio of 1.25 shares of ALRS stock for each HMNF share, approximately 5.5 million ALRS shares in aggregate ▪ Total credit discount of $14.9 million, or 1.71%, of HMNF’s gross loans ▪ Total interest rate discount of $54.2 million, amortized over 3.8 years ▪ AOCI write-down of $10.1 million estimated at close, accreted back over 1.6 years ▪ $2.8 million write-up on fixed assets, accreted back over 27.5 years ▪ $3.9 million write-up on MSRs, accreted back over 5.0 years ▪ $1.5 million write-down on time deposits, accreted back over 0.79 years ▪ CDI of $30.7 million, or 4.0%, amortized over 10.0 years on an accelerated basis ▪ Cost savings of 30% of HMNF non-interest expense, fully phased-in by 2025 ▪ Total one-time transaction related expenses of $21.7 million, pre-tax ▪ Fourth Quarter 2024 TRANSACTION MULTIPLES(1) [106%] DEAL VALUE PER SHARE / TBVPS [95%] DEAL VALUE PER SHARE / TBVPS EXCL. AOCI [19.9x] DEAL VALUE PER SHARE / LTM EPS [0.8%] CORE DEPOSIT PREMIUM [8.8x] DEAL VALUE PER SHARE / LTM EPS + COST SAVINGS(2) TRANSACTION VALUE(1) CONSIDERATION MIX LOAN MARK OTHER FAIR VALUE MARKS COST SAVINGS TRANSACTION EXPENSES EXPECTED CLOSING

EXPECTED FINANCIAL IMPACT 12 |(1) No rate mark scenario assumes no loan interest rate mark, AOCI mark, MSR mark, time deposit mark, or amortization as a result of CDI Without CECL double-count EXCLUDING AOCI AND RATE MARKS(1) FINANCIAL IMPACT PRO FORMA CAPITAL RATIOS AS CLOSE INCLUDING AOCI AND RATE MARKS FINANCIAL IMPACT PRO FORMA CAPITAL RATIOS AS CLOSE TCE 6.9% Leverage 8.4% CET1 10.8% Tier 1 11.0% Total Capital 13.6% TCE 7.7% Leverage 9.2% CET1 11.8% Tier 1 12.0% Total Capital 14.6% TBV Earnback 2.2 years ’25 EPS Accretion 45%+ TBV Earnback Accretive ’25 EPS Accretion 20%+ 2.1 years

DUE DILIGENCE PROCESS 13 | ▪ Completed a comprehensive due diligence review with executives from Alerus and HMNF, as well as third-party advisors and consultants ▪ Conducted in-depth loan review led by senior Alerus credit team ▪ Preliminary interest rate marks performed by third party LOAN REVIEW PROCESS COMPREHENSIVE LOAN REVIEW ANALYSIS DILIGENCE FOCUS AREAS Credit Review Financials & Accounting Interest Rate Management IT and Operations Internal & External Audit Regulatory Compliance Facilities Legal Matters Securities Portfolio Human Resources ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ In-depth loan file review Review of asset quality & concentration reports ▪ Review covered a mix of C&I, CRE, agriculture and SBA loans ▪ Review totaled 55%+ of the C&I, CRE, Ag and SBA portfolios ▪ All exposures >$5MM ▪ Investor CRE concentration levels on a combined basis remain well below regulatory guidance of 300% of capital ▪ Reviewed asset quality reports including non-accrual, past due, criticized, concentration and exception reports

STRATEGIC GROWTH To supplement our organic growth, we have executed 25 acquisitions throughout the history of our company including: 15 in Banking, 10 in Retirement and Benefits. HMN Financial, Inc. will be our 26th acquisition. 1879 2022 2019 2009 2007 2000 Began as the Bank of Grand Forks Rebranded to Alerus Expanded to Minnesota Market Expanded to Arizona Market Completed Initial Public Offering (IPO) Acquired Metro Phoenix Bank 14 | Source S&P Capital IQ (1) Excludes net losses on investment securities (after-tax) of $19.2 million in 4Q 2023. See “Non-GAAP Disclosure Reconciliation” (1) (1) 1.08% 1.28% 1.31% KBW Regional Bank Index (Average) KBW Regional Bank Index (Top Quartile) Alerus Financial ROA (5 Year History: 2019 - 2023) 9.2% 11.2% 12.5% KBW Regional Bank Index (Average) KBW Regional Bank Index (Top Quartile) Alerus Financial ROE (5 Year History: 2019 - 2023) Announced acquisition of HMN Financial, Inc. 2024

SUMMARY 15 | ▪ Opportunity to acquire a valuable deposit franchise, strategically building market share in Rochester and other Minnesota markets while gaining exposure to key new markets ▪ Further diversifies loan and deposit portfolios ▪ Enhanced benefits of additional scale and operating leverage with additional growth potential ▪ Traditional business lines, similar culture and outstanding credit discipline ensure low execution risk throughout integration and beyond ▪ Strong pro forma financial metrics based on reasonable assumptions ▪ Combined company positioned for potential significant upside Natural Expansion of the Alerus Franchise (1) Based on ALRS closing price of [$20.54] on May [13], 2024 (2) No rate mark scenario assumes no loan interest rate mark, AOCI mark, MSR mark or time deposit mark FINANCIALLY COMPELLING DEAL(1) Deal Value Per Share / TBVPS [106]% TBV Earnback 2.2 years TBV Earnback (Excl. int. rate markets & AOCI)(2) Accretive Core Deposit Premium [0.8]% ’25 EPS Accretion 45%+ Internal Rate of Return 25%+ ’25 ROAA 1.15%+ ’25 ROAE 12.5%+ ’25 Efficiency Ratio Improvement 615+ bps Pro Forma Loans / Deposits (MRQ) 85%

APPENDIX Office in Downtown Minneapolis, Minnesota

NON-GAAP DISCLOSURE RECONCILIATION 17 |(1) Adjusted items are shown after-tax using a 22% tax rate ($ in thousands) Five Year 2019 2020 2021 2022 2023 Average Adjusted net income Net Income $ 29,540 $ 44,675 $ 52,681 $ 40,005 $ 11,696 Less: Net Gains (losses) on investment securities - - - - (19,222) Adjusted Net Income(1) (a) $ 29,540 $ 44,675 $ 52,681 $ 40,005 $ 30,918 Adjusted return on average equity Average total equity (b) $ 231,084 $ 310,208 $ 346,059 $ 346,355 $ 358,268 Adjusted return on average equity (a)/(b) 12.78% 14.40% 15.22% 11.55% 8.63% 12.52% Adjusted return on average assets Average total assets (c) $ 2,211,993 $ 2,775,140 $ 3,178,820 $ 3,500,655 $ 3,817,017 Adjusted return on average assets (a)/(c) 1.34% 1.61% 1.66% 1.14% 0.81% 1.31%